SunAmerica Money Market Fund


  Supplement to the Prospectus dated May 1, 1998



  On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Money Market Fund (the "Fund"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo to take effect on January 1st. The new agreement has no effect on the fees or expenses payable by the Fund or its shareholders.













                                Dated:    January 4, 1999